Rental expense and commitments	12 Months Ended
Dec. 31, 2016
Disclosure Text Block
Rental Expense and Commitments

Note 36 – Rental expense and commitments

At December 31, 2016, the Corporation was obligated under a number of non-cancelable leases for land, buildings, and equipment which require rentals as follows:

Year	Minimum payments[1]
(In thousands)
2017	$34,530
2018	30,463
2019	28,510
2020	26,861
2021	24,696
Later years	126,308
$271,368

[1] Minimum payments have not been reduced by minimum non-cancelable sublease rentals due in the future of $ 0.9 million at December 31, 2016.

Total rental expense for all operating leases, except those with terms of a month or less that were not renewed, for the year ended December 31, 2016 was $ 32.4 million (2015 - $ 35.9 million; 2014 - $ 35.0 million), which is included in net occupancy, equipment and communication expenses, according to their nature.